The AFL-CIO Housing Investment Trust (HIT) is a $6.3 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has over 35 years of success in impact investing—generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts:

$32.9 billion total economic impact*

Invested $8.7 billion nationally since inception in 1984, financed
533 projects in 30 states and the District of Columbia

Created over 178.3 million hours of union construction labor	Generated over 193,729 total jobs in communities across the U.S.	$16.5 billion in total development investement	Produced 117,005 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing

$13.3 billion in wages and benefits*

$6.7 billion for construction workers	$6.6 billion of other wages and benefits

continued

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Economic Impact	MARCH 2020

Work Generated for
[Trade Type]
Since Inception (1984–Present)*

Trade	Estimated Hours Worked
[Trade Type]	xxx,xxx,xxx
Total All Trades	178,250,030

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com